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                                                                      EXHIBIT 25

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That each of the undersigned Directors and Officers of ASHLAND COAL, INC., a Delaware corporation ("Ashland Coal"), hereby constitutes and appoints William C. Payne, Marc R. Solochek and Roy F. Layman, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, to sign Ashland Coal's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, to affix the corporate seal of Ashland Coal thereto and to attest said seal, to file such Annual Report and the exhibits thereto and any and all other documents in connection therewith, including without limitation amendments thereto, with the Securities and Exchange Commission, and to do and perform any and all other acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 23, 1995

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
           /s/ WILLIAM C. PAYNE               Chairman of the Board, President, Chief
By:                                           Executive
                                              Officer and Director
             William C. Payne

           /s/ PAUL W. CHELLGREN              Director
By:
             Paul W. Chellgren

           /s/ R. E. YANCEY, JR.              Director
By:
           Robert E. Yancey, Jr.

           /s/ THOMAS L. FEAZELL              Director
By:
             Thomas L. Feazell

            /s/ J. MARVIN QUIN                Director
By:
              J. Marvin Quin

         /s/ JUAN ANTONIO FERRANDO            Director
By:
           Juan Antonio Ferrando

            /s/ ROBERT L. HINTZ               Director
By:
              Robert L. Hintz

           /s/ ROBERT A. CHARPIE              Director
By:
             Robert A. Charpie
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